Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 1 TO THE MANUFACTURING AND TECHNOLOGY DEVELOPMENT MASTER AGREEMENT

This amendment is effective as of the date the last signature is made ("Effective Date") between Orchard Therapeutics (Europe) Limited, with registered offices 245 Hammersmith Road, 3rd Floor, London, W6 8PW, United Kingdom England, company number 09759506, (OTL) and AGC Biologics S.p.A. with registered offices at via Meucci 3, Bresso (MI) Italy (AGC)

WHEREAS

a)
On July 2, 2020, OTL and AGC entered into a manufacturing and technology development master agreement (the “MSA”);
b)
The Parties wish to amend and restate i) the original Annex A (Viral Vector Manufacturing Fees) attached to Schedule 1 to the MSA; ii) the original Annex B (DP Manufacturing Fees: Clinical & Commercial) to Schedule 2 to the MSA and iii) Schedule 6 to the MSA;
c)
In addition, the Parties wish to set forth their understanding with respect to the amount due by OTL for the additional costs borne by AGC in the performance of the Manufacturing Services under the MSA.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements provided herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
All capitalized terms not otherwise defined in this amendment shall have the meanings ascribed to them in the MSA and its schedules.
2.
The Parties agree to amend and restate
a.
the original Annex A (Viral Vector Manufacturing Fees) attached to Schedule 1 to the MSA with the amended and restated Annex A (Viral Vector Manufacturing Fees) attached to this amendment;
b.
the original Annex B (DP Manufacturing Fees: Clinical & Commercial) attached to Schedule 2 to the MSA with the amended and restated Annex B (DP Manufacturing Fees: Clinical & Commercial) attached to this amendment;
c.
the original Schedule 6 to the MSA with the amended and restated Schedule 6 attached to this amendment.
3.
In consideration of the additional testing performed on Libmeldy, MLD Clinical US and MLD Late Juvenile Drug Products manufactured as of 29 Jul 2021 and listed in Appendix 1 to this amendment, OTL shall pay AGC [***].
4.
In consideration of the additional costs borne by AGC for the increase of prices in DP Materials and VV Materials used for the Products manufactured as of January 1, 2022 and listed in Appendix 2 to this amendment, OTL shall pay AGC [***].

5.
AGC will invoice the total amount due pursuant to sections 3 and 4 above ([***]) upon signature of this amendment. OTL shall pay the invoice within thirty (30) days from the date of receipt of the invoice.
6.
With reference to the actual external costs borne or to be borne by AGC for the external testing performed/to be performed by [***] on Viral Vectors and Drug Products manufactured as of January 1, 2022, AGC will provide OTL with the relevant quotation, in accordance with the confidentiality agreement signed on April 16, 2021 between AGC, OTL and [***].

AGC will track actual costs incurred by [***] in the performance of the external testing as detailed in the respective quotation and communicate in a timely manner to OTL any increase in cost. The parties agree to meet and discuss the increase and likely effect on actual costs to be borne by AGC and OTL. If reasonably requested by OTL, AGC agrees to enter negotiations with [***] to address the cost increase. If following reasonable efforts by the parties to address any increases, the actual costs borne by AGC are higher than the amount already paid by OTL, OTL shall provide AGC with a dedicated Purchase Order to cover such amount.

7.
Except as amended by this amendment the MSA shall remain in full force and effect.

[Signature Page Follows]

Amended and restated Schedule 1 Annex A - Viral Vector Manufacturing Fees

[***]

Exhibit 10.19

AMended and restated Schedule 6 – Specific equipment

[***]

Exhibit 10.19

APPENDIX 1 to AMENDMENT 1 TO THE MANUFACTURING AND TECHNOLOGY DEVELOPMENT MASTER AGREEMENT –

[***]

Exhibit 10.19

Appendix 2 to the AMENDMENT 1 TO THE MANUFACTURING AND TECHNOLOGY DEVELOPMENT MASTER AGREEMENT

[***]